UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 10, 2017, the Board of Directors (the “Board”) of Ruth’s Hospitality Group, Inc. (the “Company”) appointed Stephen M. King as a member of the Board, effective January 1, 2018.  The Board increased the size of the Board from seven to eight members and appointed Mr. King to fill the vacancy.  Mr. King, age 60, serves as the Chairman and Chief Executive Officer of Dave & Buster’s Entertainment, Inc. (“Dave & Buster’s”), a leading owner and operator of high-volume entertainment and dining venues that offer customers the opportunity to “Eat, Drink, Play and Watch,” all in one location.

Mr. King has served as Chairman of the Board of Dave & Buster’s since June 2017 and as Chief Executive Officer since September 2006.  From March 2006 until September 2006, Mr. King served as Senior Vice President and Chief Financial Officer of Dave & Buster’s.  From1984 to 2006, he served in various capacities for Carlson Restaurants Worldwide Inc., a company that owns and operates casual dining restaurants worldwide, including Chief Financial Officer, Chief Administrative Officer, Chief Operating Officer and President and Chief Operating Officer of International.

Mr. King will stand for election by shareholders at the Company’s next annual meeting.  Mr. King will serve on the Company’s Audit Committee and will participate in the Company’s standard director compensation program.  Mr. King has not entered into any material plan, contract or arrangement in connection with his appointment as a director.  There are no arrangements or understandings between Mr. King and any other person regarding his selection to serve as a director of the Company, nor is he a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

On November 13, 2017, the Company issued a press release announcing the appointment of Mr. King to the Board.  A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1Press Release issued by Ruth’s Hospitality Group, Inc., dated November 13, 2017.

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated November 13, 2017.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: November 13, 2017	By:	/s/ Alice G. Givens
Alice G. Givens
Vice President – General Counsel, Chief Compliance Officer and Secretary